                                                                      Exhibit 23



                        CONSENT OF DELOITTE & TOUCHE LLP


   We consent to the incorporation by reference in Registration Statement No. 33-50375 of ANR Pipeline Company on Form S-3 of our report dated February 2, 1995, appearing in this Annual Report on Form 10-K of ANR Pipeline Company for the year ended December 31, 1994.



DELOITTE & TOUCHE LLP



Detroit, Michigan
March 27, 1995